UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   June 1, 2005


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                1-10024                                  36-0767530
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        (Commission File Number)               (IRS Employer Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                    10020
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(Address of Principal Executive Offices)                  (Zip Code)


                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 1, 2005, Levin Management Co., Inc. and BKF CAPITAL GROUP, INC., both Delaware corporations (referred to collectively herein as the "Company") entered into a Change in Control Agreement with Mr. Glenn Aigen (the "Aigen Agreement") and Mr. Norris Nissim (the "Nissim Agreement", together with the Aigen Agreement, the "Agreement"), respectively. A copy of the Aigen Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Nissim Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Under the Aigen Agreement, during the Termination Period (as defined below), if Mr. Aigen's employment is terminated by the Company other than for Cause (as defined in the Aigen Agreement) or by Mr. Aigen for Good Reason (as defined in the Aigen Agreement), the Company shall provide to Mr. Aigen, in addition to certain benefits for a period of eighteen months following the Date of Termination (as defined in the Aigen Agreement):

(i) within ten days following the Date of Termination a lump sum cash amount equal to the sum of (A) Mr. Aigen's base salary through the Date of Termination and any bonus amounts which have become payable, to the extent not theretofore paid; (B) a pro rata portion of Mr. Aigen's annual bonus for the fiscal year in which Mr. Aigen's Date of Termination occurs in an amount at least equal to (1) Mr. Aigen's Bonus Amount (as defined in the Aigen Agreement), multiplied by (2) a fraction, the numerator of which is the number of days in the fiscal year in which the Date of Termination occurs through the Date of Termination and the denominator of which is three hundred sixty five, and reduced by (3) any amounts paid from the Company's annual incentive plan for the fiscal year in which Mr. Aigen's Date of Termination occurs; and (C) any accrued vacation pay, in each case to the extent not theretofore paid; plus

(ii) within ten days following the Date of Termination, a lump sum cash amount equal to (i) two years of Mr. Aigen's annual rate of base salary as of Mr. Aigen's Date of Termination, plus (ii) Mr. Aigen's Bonus Amount multiplied by a factor of two.

If Mr. Aigen's employment is terminated for other reasons, then the Company shall pay to Mr. Aigen within thirty days following the Date of Termination, a lump-sum cash amount equal to the sum of (1) Mr. Aigen's base salary through the Date of Termination and any bonus amounts which have become payable, to the extent not theretofore paid, and (2) any accrued vacation pay, in each case to the extent not theretofore paid. The Company may make such additional payments, and provide such additional benefits, to Mr. Aigen as the Company and Mr. Aigen may agree in writing.

Under the Nissim Agreement, during the Termination Period (as defined below), if Mr. Nissim's employment is terminated by the Company other than for Cause (as defined in the Nissim Agreement) or by Mr. Nissim for Good Reason (as defined in the Nissim Agreement), in addition to certain benefits for a period of eighteen months following the Date of Termination (as defined in the Nissim Agreement)

(i) within ten days following the Date of Termination a lump sum cash amount equal to the sum of (A) Mr. Nissim's base salary through the Date of Termination and any bonus amounts which have become payable, to the extent not theretofore paid; (B) a pro rata portion of Mr. Nissim's annual bonus for the fiscal year in which Mr. Nissim's Date of Termination occurs in an amount at least equal to (1) Mr. Nissim's Bonus Amount (as defined in the Nissim Agreement), multiplied by (2) a fraction, the numerator of

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which is the number of days in the fiscal year in which the Date of Termination occurs through the Date of Termination and the denominator of which is three hundred sixty five, and reduced by (3) any amounts paid from the Company's annual incentive plan for the fiscal year in which Mr. Nissim's Date of Termination occurs; and (C) any accrued vacation pay, in each case to the extent not theretofore paid; plus

(ii) within ten (10) days following the Date of Termination, a lump sum cash amount equal to the greater of (A) $1,100,000, or (B) two years of Mr. Nissim's annual rate of base salary as of Mr. Nissim's Date of Termination, plus (ii) Mr. Nissim's Bonus Amount multiplied by a factor of two.

If Mr. Nissim's employment is terminated for other reasons, then the Company shall pay to Mr. Nissim within thirty days following the Date of Termination, a lump-sum cash amount equal to the sum of (1) Mr. Nissim's base salary through the Date of Termination and any bonus amounts which have become payable, to the extent not theretofore paid, and (2) any accrued vacation pay, in each case to the extent not theretofore paid. The Company may make such additional payments, and provide such additional benefits, to Mr. Nissim as the Company and Mr. Nissim may agree in writing.

The Termination Period is defined in the Agreement as the period of time beginning with a Change in Control (as defined below) and ending two years following such Change in Control, subject to certain adjustment.

Change in Control in the Agreement means the occurrence of any of the following events:

(i) individuals who, at the beginning of any twenty-four month period, constitute the Board (the "Incumbent Directors") cease for any reason during such period to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date of the Agreement, whose election or nomination for election was approved by a vote of at least two thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies (or consents) by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(ii) any "Person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any acquisitions by John Levin or any affiliate of him;

(iii) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business

Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation or John Levin or any affiliate of him), is or becomes the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non Qualifying Transaction)"; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

In addition, the Company entered into Change in Control Agreements with certain non-executive employees on substantially the same terms as the Agreement described above, but providing for a payment equal to one times annual salary and bonus amount upon termination of employment without cause by the Company or for good reason by the employee within two years following a Change in Control.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

10.1 Change in Control Agreement between the Company and Glenn Aigen, dated June 1, 2005.

10.2 Change in Control Agreement between the Company and Norris Nissim, dated June 1, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   June 6, 2005

                                             BKF CAPITAL GROUP, INC.


                                             By: /s/ Norris Nissim
                                                 ------------------------------
                                                 Name:  Norris Nissim
                                                 Title: Vice President, General
                                                        Counsel and Secretary

                               INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
-------           -----------

10.1 Change in Control Agreement between the Company and Glenn Aigen, dated June 1, 2005.

10.2 Change in Control Agreement between the Company and Norris Nissim, dated June 1, 2005.